SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 11, 2003

ROBOTIC VISION SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-8623	11-2400145
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

486 Amherst Street
Nashua, New Hampsire 03063
(Address of principal executive offices)

Registrant’s telephone number: (603) 598-8400

Item 5. Other Events.

        On April 11, 2003, we issued a press release announcing that we have resumed normal business relations with a major customer who is providing us with a meaningful loan package. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(a)     Financial Statements — None

(b)     Pro Forma Financial Information — None

(c)     Exhibits:

   Exhibit No.    Description

   99.1                 Press Release dated April 11, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Robotic Vision Systems, Inc. BY: /S/ Pat V. Costa —————————————— Pat V. Costa Chairman and Chief Executive Officer